SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

April 22, 2003

Date of Report (Date of earliest event reported)

TARANTELLA, INC.

(Exact name of registrant as specified in its charter)

California	000-21484	94-2549086
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

425 Encinal Street

Santa Cruz, California 95060

(Address of principal executive offices)

(831) 427-7222

(Registrant’s telephone number, including area code)

Item 7.	Financial Statements and Exhibits.

99.1	Press release dated April 22, 2003, together with related Condensed Consolidated Statements of Operations and Balance Sheets

Item 9.	Regulation FD Disclosure

In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On April 22, 2003, Tarantella, Inc. issued a press release regarding its financial results for its second fiscal quarter ended March 31, 2003. The full text of the earnings release, together with the related Condensed Consolidated Statements of Operations and Balance Sheets, are attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARANTELLA, INC.

Date:	April 22, 2003	By:	/s/ Steven M. Sabbath
Steven M. Sabbath Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated April 22, 2003, together with related Condensed Consolidated Statements of Operations and Balance Sheets